SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)     March 15, 2002

WFN Credit Company, LLC

World Financial Network Credit Card Master Trust

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-60418, 333-60418-01                                           31-1772814

                                                        (Commission File Number)                       (I.R.S. Employer Identification No.)

220 West Schrock Road, Westerville, Ohio                                                  43801

                                             (Address of Principal Executive Offices)                                                   (Zip Code)

(614) 729-5044

(Registrant’s Telephone Number, Including Area Code)

NoChange

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

None

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Document Description
20	Monthly Servicing Report

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WFN CREDIT COMPANY, LLC
(Co-Registrant)

Dated: March 19, 2002	Signed by: /s/ Daniel T. Groomes

Daniel T. Groomes
President

WORLD FINANCIAL NETWORK CREDIT CARD MASTER TRUST
(Co-Registrant)

By: WORLD FINANCIAL NETWORK NATIONAL BANK,
as Servicer

Dated: March 19, 2002	Signed by: /s/ Daniel T. Groomes

Daniel T. Groomes
President

INDEX TO EXHIBITS

Exhibit No.	Document Description	Sequential Page No.

20	Monthly Servicing Certificate	4